UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459

Templeton Global Income Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  2/29/16__

Item 1. Reports to Stockholders.

Semiannual Report
February 29, 2016

Templeton Global Income Fund

Semiannual Report

Templeton Global Income Fund

Dear Shareholder:

This semiannual report for Templeton Global Income Fund covers the period ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of U.S. and foreign issuers, including emerging markets.

Performance Overview

For the six months under review, the Fund had cumulative total returns of -0.55% based on market price and -3.72% based on net asset value. For comparison, the global government bond market, as measured by the J.P. Morgan (JPM) Global Government Bond Index (GGBI), posted cumulative total returns of +4.22% in local currency terms and +4.17% in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

Global markets experienced significant volatility during the six-month period, as declines in oil prices and concerns about economic conditions in China and the outlook for growth across the globe appeared to negatively impact markets. However, we believed there was a significant disconnect between market pessimism and the underlying fundamentals. Markets appeared to react as if conditions were worse than the 2008 global financial crisis or the Asian financial crisis of 1997 and 1998, yet several emerging market economies were in far better shape, by our assessment, with larger foreign reserves

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

**Includes foreign treasury bills, money market funds and net other assets less liabilities.

and more diversified, growing economies. Risk aversion initially peaked during the weeks around the start of the reporting period, then began to diminish in October and November, leading to a recovery in risk asset pricing. However, volatility returned in late December and resurged over the first couple of weeks of the new year, leading to further declines in several risk assets as oil prices dropped below $30 per barrel. Risk aversion relented a bit at the end of January before returning again in early February. However, over the final weeks of February, risk appetites returned and several risk assets rallied, creating a positive trend for global markets as the period came to a close.

After postponing action in September and October, the U.S. Federal Reserve raised its policy rate 25 basis points (0.25%) at its December meeting, marking the first increase in the federal funds rate since 2006 and the first non-zero rate policy since 2008. Despite the move toward tightening policy, the Federal Open Market Committee stressed that U.S. monetary policy would remain highly accommodative and that the pace of future increases would be gradual. Although bond yields initially shifted higher across much of Europe, Asia ex-Japan and Latin America in December, they subsequently declined during the first two months of 2016. The yield on the 10-year U.S. Treasury note began the period at 2.21% and finished the period at 1.74%. Additionally, yields across much of Europe declined substantially; the yield on the 10-year German bund was 0.80% at the start of the period and dropped to 0.11% by

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 10.

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the end of February. The Bank of Japan introduced a negative interest rate policy in January, and 10-year Japan government bond yields dropped to -0.07% by period-end from 0.38% on August 31, 2015.

A vast number of currencies across developed and emerging markets depreciated against the U.S. dollar during the period, with only a few select currencies appreciating, most notably the Indonesian rupiah and the Japanese yen. Emerging markets were often regarded by investors as being in near-crisis condition, particularly during the volatility in January and February. Several emerging market currencies stood out as excessively depreciated, in our view. We were focused on the opportunity sets in several currencies and believed that fears of a systemic crisis across the emerging markets asset class were exaggerated. Most commodity exporters and emerging markets with poor macro fundamentals remained vulnerable, but we observed several other emerging market countries that we believed had sound policies and stronger underlying fundamentals than markets were indicating. We observed a subset of compelling valuations across specific currencies and select areas of the local currency bond markets.

Additionally, we continued to believe that fears of global deflation were unwarranted and that markets were overestimating the extent to which lower headline inflation reflected structurally weaker global demand. Supply factors were the main driver behind falling energy and commodity prices, by our assessment, which in turn have pushed headline inflation lower. These are short-term effects, and their disinflationary impact should wane as commodity prices stabilize, in our opinion. The belief that inflation had become structurally lower appeared to make several investors complacent on taking interest rate risk in what we believed was a vulnerable part of the yield cycle. Underlying inflation in the U.S. was not adequately priced into bond yields during the period, in our assessment, and we were wary of the lack of inflation being priced into bond yields across the globe. In our view, there were more risks of inflation moving up than down, yet markets appeared to price in deflation and downside risks.

Investment Strategy

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

**The Fund’s euro area investments were in Portugal and Slovenia.

***The Fund’s supranational investment was denominated in the Mexican peso.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

On the whole, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a
negative correlation with U.S. Treasury returns. We also
continued to actively seek select duration exposures that we believe offer positive real yields without undue interest rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial
policies. During the period, we shifted out of markets where we had previously held contrarian positions to reallocate to
positions that, in our view, had fundamentally attractive
valuations for the medium term. We also maintained our
exposures to several of our strongest investment convictions and added to those types of positions as prices became cheaper during periods of heightened volatility. Despite the persistence of volatility during the period, we remained encouraged by the vast set of fundamentally attractive valuations across the global bond and currency markets. We favored currencies in countries where inflation was picking up and growth remained healthy

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yet the local currencies remained fundamentally undervalued, by our assessment. We were positioned for depreciation of the euro and yen, a rise in U.S. Treasury yields and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest rate swaps to tactically manage duration exposures.

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is an interest rate swap?
An interest rate swap is an agreement between two parties to exchange interest rate payment obligations, generally one
based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime,
commercial paper or other benchmarks).

During the period the Fund’s negative absolute performance was primarily attributable to currency positions followed by interest rate strategies. Sovereign credit exposures had a largely neutral effect on absolute return. Among currencies, the Fund’s net-negative position in the Japanese yen detracted from absolute performance as did the Fund’s currency positions in Latin America. However, the Fund’s net-negative position in the euro contributed to absolute return, as did the Fund’s currency positions in Asia ex-Japan. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Negative duration exposure to U.S. Treasuries detracted from absolute performance.

On a relative basis, the Fund’s underperformance was primarily attributable to interest rate strategies followed by currency positions. Sovereign credit exposures had a largely neutral

Currency Breakdown*
2/29/16
% of Total
Net Assets
Americas	140.3%
U.S. Dollar	97.5%
Mexican Peso	21.0%
Brazilian Real	11.7%
Chilean Peso	6.9%
Peruvian Neuvo Sol	3.2%
Asia Pacific	-2.7%
Malaysian Ringitt	14.8%
Indonesian Rupiah	10.5%
Indian Rupee	8.2%
Sri Lankan Rupee	2.0%
Philippine Peso	1.1%
South Korean Won	-1.4%
Australian Dollar	-8.5%
Japanese Yen	-29.4%
Europe	-37.6%
Polish Zloty	4.2%
Euro	-41.8%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

effect on relative results. Underweighted duration exposure to U.S. Treasuries detracted from relative return as did underweighted duration exposure in Europe and Japan. Among currencies, the Fund’s underweighted position in the Japanese yen detracted from relative performance as did overweighted currency positions in Latin America. However, underweighted positioning in the euro contributed to relative performance, as did overweighted currency positions in Asia ex-Japan.

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Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

Sincerely,

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

Share Prices
Symbol:GIM			2/29/16			8/31/15		Change
Net Asset Value (NAV)			$6.96			$7.38	-$	0.42
Market Price (NYSE)			$6.04			$6.22	-$	0.18

Distributions[1] (9/1/15–2/29/16)
			Dividend
			Income
			$0.1500

Performance[2]
								Average Annual
	Cumulative Total Return[3]			Average Annual Total Return[3]				Total Return (3/31/16)[4]
	Based on		Based on	Based on		Based on		Based on	Based on
	NAV[5]		market price[6]	NAV[5]		market price[6]		NAV[5]	market price[6]
6 Months	-3.72%		-0.55%	-3.72%		-0.55%
1-Year	-9.57%		-14.36%	-9.57%		-14.36%		-5.12%	-5.07%
5-Year	+8.80%		-9.32%	+1.70%		-1.94%	+	2.15%	-0.55%
10-Year	+106.59%	+	88.64%	+7.53%	+	6.55%	+	7.96%	+7.29%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments of countries where the Fund invests. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund’s use of foreign currency techniques involves special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. Also, as a nondiversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Assumes reinvestment of distributions based on net asset value.
6. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

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Financial Highlights
	Six Months Ended
	February 29, 2016		Year Ended August 31,
	(unaudited)	2015	2014	2013	2012	2011
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.38	$8.72	$8.38	$9.08	$10.13	$9.94
Income from investment operations:
Net investment income[a]	0.15	0.33	0.35	0.38	0.41	0.54
Net realized and unrealized gains (losses)	(0.42)	(1.04)	0.61	(0.07)	(0.30)	0.61
Total from investment operations	(0.27)	(0.71)	0.96	0.31	0.11	1.15
Less distributions from:
Net investment income and net foreign
currency gains.	(0.15)	(0.63)	(0.62)	(0.72)	(0.82)	(0.93)
Net realized gains	—	(—)[b]	(—)[b]	(0.29)	(0.34)	(0.03)
Total distributions	(0.15)	(0.63)	(0.62)	(1.01)	(1.16)	(0.96)
Net asset value, end of period	$6.96	$7.38	$8.72	$8.38	$9.08	$10.13
Market value, end of period[c]	$6.04	$6.22	$7.96	$8.03	$9.53	$11.30

Total return (based on market value per
share)[d]	(0.55)%	(14.76)%	7.04%	(5.97)%	(4.40)%	17.54%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	0.75%	0.74%	0.73%	0.73%	0.75%	0.74%
Expenses net of waiver and payments by
affiliates	0.73%	0.73%	0.73%[f]	0.73%[f]	0.75%[f]	0.74%[f]
Net investment income	4.22%	4.14%	4.05%	4.21%	4.55%	5.37%

Supplemental data
Net assets, end of period (000’s)	$933,119	$989,595	$1,169,318	$1,124,611	$1,209,287	$1,338,948
Portfolio turnover rate	29.56%	35.51%	45.61%	18.16%	38.60%	20.61%

aBased on average daily shares outstanding.
bAmount rounds to less than $0.01 per share.
cBased on the last sale on the New York Stock Exchange.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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Statement of Investments, February 29, 2016 (unaudited)
	Principal
	Amount*			Value

Foreign Government and Agency Securities 73.5%
Brazil 11.7%
Letra Tesouro Nacional,
Strip, 7/01/16	260	[a]	BRL	$61,934
Strip, 10/01/16.	6,010	[a]	BRL	1,383,582
Strip, 1/01/19	41,280	[a]	BRL	6,915,827
Strip, 7/01/19	74,330	[a]	BRL	11,554,030
Nota Do Tesouro Nacional,
10.00%, 1/01/17	12,615	[a]	BRL	3,047,134
10.00%, 1/01/21	65,655	[a]	BRL	13,559,245
10.00%, 1/01/23	5,510	[a]	BRL	1,068,000
10.00%, 1/01/25	47,290	[a]	BRL	8,709,013
10.00%, 1/01/27	12,360	[a]	BRL	2,176,305
[b]Index Linked, 6.00%, 5/15/17	231	[a]	BRL	163,641
[b]Index Linked, 6.00%, 5/15/19	17,875	[a]	BRL	12,488,333
[b]Index Linked, 6.00%, 8/15/20	760	[a]	BRL	528,063
[b]Index Linked, 6.00%, 8/15/22	25,367	[a]	BRL	17,052,037
[b]Index Linked, 6.00%, 5/15/23	17,719	[a]	BRL	11,806,208
[b]Index Linked, 6.00%, 8/15/24	6,860	[a]	BRL	4,555,861
[b]Index Linked, 6.00%, 8/15/50	23,895	[a]	BRL	14,202,689
				109,271,902
Hungary 2.3%
Government of Hungary,
senior note, 6.25%, 1/29/20	2,875,000			3,202,520
senior note, 6.375%, 3/29/21	2,900,000			3,295,038
[c]senior note, Reg S, 5.75%, 6/11/18	12,690,000		EUR	15,379,200
				21,876,758
India 4.3%
Government of India,
senior bond, 7.80%, 5/03/20	231,200,000		INR	3,407,340
senior bond, 8.35%, 5/14/22	68,200,000		INR	1,021,555
senior bond, 9.15%, 11/14/24	227,000,000		INR	3,576,669
senior bond, 8.33%, 7/09/26	476,000,000		INR	7,074,956
senior bond, 8.15%, 11/24/26	203,000,000		INR	2,986,262
senior bond, 8.28%, 9/21/27	433,900,000		INR	6,447,332
senior bond, 8.60%, 6/02/28	239,800,000		INR	3,644,728
senior note, 7.28%, 6/03/19	9,000,000		INR	130,827
senior note, 8.12%, 12/10/20	173,600,000		INR	2,582,289
senior note, 7.16%, 5/20/23	42,900,000		INR	600,698
senior note, 8.83%, 11/25/23	579,400,000		INR	8,888,848
				40,361,504
Indonesia 9.3%
Government of Indonesia,
7.875%, 4/15/19	28,078,000,000		IDR	2,098,710
6.125%, 5/15/28	3,157,000,000		IDR	191,785
FR31, 11.00%, 11/15/20.	145,557,000,000		IDR	12,094,942
FR34, 12.80%, 6/15/21	64,492,000,000		IDR	5,767,436
FR35, 12.90%, 6/15/22	42,438,000,000		IDR	3,875,069
FR36, 11.50%, 9/15/19	32,651,000,000		IDR	2,698,396
FR39, 11.75%, 8/15/23	2,703,000,000		IDR	238,271
FR42, 10.25%, 7/15/27	3,595,000,000		IDR	300,434
FR43, 10.25%, 7/15/22	4,826,000,000		IDR	394,287
FR44, 10.00%, 9/15/24	1,618,000,000		IDR	131,889

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STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal
	Amount*			Value

Foreign Government and Agency Securities (continued)
Indonesia (continued)
Government of Indonesia, (continued)
FR46, 9.50%, 7/15/23	122,000,000,000		IDR	$9,650,432
FR47, 10.00%, 2/15/28	1,052,000,000		IDR	86,539
FR48, 9.00%, 9/15/18	4,494,000,000		IDR	344,648
FR61, 7.00%, 5/15/22	13,189,000,000		IDR	927,135
senior bond, 5.625%, 5/15/23	16,137,000,000		IDR	1,030,285
senior bond, 7.00%, 5/15/27	2,105,000,000		IDR	139,827
senior bond, 9.00%, 3/15/29	30,263,000,000		IDR	2,319,741
senior bond, FR53, 8.25%, 7/15/21	144,200,000,000		IDR	10,942,242
senior bond, FR56, 8.375%, 9/15/26	274,910,000,000		IDR	20,764,227
senior bond, FR70, 8.375%, 3/15/24	149,967,000,000		IDR	11,214,997
senior note, 8.50%, 10/15/16	19,302,000,000		IDR	1,461,507
senior note, 5.25%, 5/15/18	5,394,000,000		IDR	383,816
				87,056,615
Lithuania 0.9%
[d] Government of Lithuania, 144A, 7.375%, 2/11/20	7,065,000			8,359,202
Malaysia 3.0%
Government of Malaysia,
3.314%, 10/31/17	13,090,000		MYR	3,125,911
senior bond, 4.262%, 9/15/16	46,787,000		MYR	11,213,525
senior bond, 3.814%, 2/15/17	10,080,000		MYR	2,417,330
senior note, 3.172%, 7/15/16	19,664,000		MYR	4,683,867
senior note, 3.394%, 3/15/17	11,592,000		MYR	2,769,509
senior note, 4.012%, 9/15/17	14,580,000		MYR	3,517,889
				27,728,031
Mexico 12.9%
Government of Mexico,
7.25%, 12/15/16	7,441,400	[e]	MXN	42,048,735
7.75%, 12/14/17	10,352,340	[e]	MXN	60,532,232
senior note, 8.50%, 12/13/18	2,233,600	[e]	MXN	13,468,901
[f] Mexican Udibonos,
Index Linked, 5.00%, 6/16/16	279,906	[g]	MXN	1,552,871
Index Linked, 3.50%, 12/14/17	216,600	[g]	MXN	1,241,968
Index Linked, 4.00%, 6/13/19	125,961	[g]	MXN	733,144
Index Linked, 2.50%, 12/10/20	99,334	[g]	MXN	543,114
				120,120,965
Peru 3.0%
Government of Peru, senior bond, 7.84%, 8/12/20	93,349,000		PEN	28,051,421
Philippines 0.4%
Government of the Philippines,
senior bond, 9.125%, 9/04/16	2,270,000		PHP	49,258
senior note, 1.625%, 4/25/16	178,490,000		PHP	3,756,030
senior note, 2.875%, 5/22/17	8,300,000		PHP	175,571
senior note, 5.875%, 1/31/18	590,000		PHP	12,885
senior note, 5-72, 2.125%, 5/23/18	3,530,000		PHP	72,551
				4,066,295

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STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal
	Amount*		Value

Foreign Government and Agency Securities (continued)
Poland 4.1%
Government of Poland,
4.75%, 10/25/16	36,315,000	PLN	$9,293,112
4.75%, 4/25/17	3,210,000	PLN	834,676
5.75%, 9/23/22	60,500,000	PLN	18,175,750
[h]FRN, 1.75%, 1/25/17	22,569,000	PLN	5,669,330
[h]FRN, 1.75%, 1/25/21	19,374,000	PLN	4,779,219
			38,752,087
Portugal 2.7%
Government of Portugal,
[d]144A, 5.125%, 10/15/24	9,390,000		9,333,097
[c]Reg S, 3.875%, 2/15/30	13,300,000	EUR	15,300,815
[c]senior bond, Reg S, 4.95%, 10/25/23	92,700	EUR	117,513
[c]senior bond, Reg S, 5.65%, 2/15/24.	232,100	EUR	304,262
			25,055,687
Serbia 0.7%
[d] Government of Serbia,
senior note, 144A, 5.25%, 11/21/17	1,930,000		2,003,765
senior note, 144A, 7.25%, 9/28/21	3,730,000		4,200,166
			6,203,931
Singapore 0.0%†
Government of Singapore, senior note, 1.125%, 4/01/16	300,000	SGD	213,434
Slovenia 0.7%
[d] Government of Slovenia, senior note, 144A, 5.50%, 10/26/22	5,540,000		6,247,347
South Korea 9.6%
Korea Monetary Stabilization Bond,
senior note, 2.80%, 4/02/16	19,611,690,000	KRW	15,840,845
senior note, 2.79%, 6/02/16	3,739,000,000	KRW	3,026,730
senior note, 1.62%, 6/09/16	1,390,400,000	KRW	1,122,212
senior note, 2.46%, 8/02/16	279,200,000	KRW	226,203
senior note, 1.61%, 11/09/16	13,302,900,000	KRW	10,743,673
senior note, 2.07%, 12/02/16	2,354,400,000	KRW	1,908,345
senior note, 1.70%, 8/02/17	6,876,000,000	KRW	5,566,895
senior note, 1.56%, 10/02/17	29,255,300,000	KRW	23,643,607
Korea Treasury Bond,
senior note, 4.00%, 3/10/16	621,000,000	KRW	501,337
senior note, 3.00%, 12/10/16	16,332,370,000	KRW	13,333,948
senior note, 2.00%, 12/10/17	16,590,000,000	KRW	13,512,817
			89,426,612
Sri Lanka 2.0%
Government of Sri Lanka,
10.60%, 7/01/19	797,850,000	LKR	5,595,611
10.60%, 9/15/19	539,240,000	LKR	3,773,228
8.00%, 11/01/19	31,420,000	LKR	203,070
9.25%, 5/01/20	124,820,000	LKR	822,656
11.20%, 7/01/22	55,890,000	LKR	391,556
A, 9.00%, 5/01/21	702,230,000	LKR	4,500,120
A, 11.00%, 8/01/21	470,110,000	LKR	3,271,438
			18,557,679

12 Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
		Amount*		Value

Foreign Government and Agency Securities (continued)
[i] Supranational 1.3%
Inter-American Development Bank, senior note, 7.50%, 12/05/24		185,000,000	MXN	$11,715,826
Ukraine 4.6%
[d] Government of Ukraine,
144A, 7.75%, 9/01/19		1,338,000		1,227,073
144A, 7.75%, 9/01/20		5,725,000		5,183,959
144A, 7.75%, 9/01/21		5,566,000		4,989,529
144A, 7.75%, 9/01/22		5,431,000		4,816,835
144A, 7.75%, 9/01/23		5,431,000		4,766,490
144A, 7.75%, 9/01/24		5,431,000		4,705,934
144A, 7.75%, 9/01/25		5,431,000		4,651,543
144A, 7.75%, 9/01/26		5,431,000		4,606,086
144A, 7.75%, 9/01/27		5,431,000		4,596,855
[j,k] 144A, VRI, GDP Linked Securities, 5/31/40		11,154,000		3,527,453
				43,071,757
Total Foreign Government and Agency Securities (Cost $789,372,246)				686,137,053

Short Term Investments 21.1%
Foreign Government and Agency Securities 6.1%
Malaysia 0.9%
[l] Bank of Negara Monetary Note, 4/19/16 - 10/18/16		35,553,000	MYR	8,373,200
[l] Malaysia Treasury Bill, 3/18/16 - 5/27/16.		1,870,000	MYR	432,945
				8,806,145
Mexico 2.6%
[l] Mexico Treasury Bill, 3/03/16 - 12/08/16		44,057,790[m] MXN		24,180,401
Philippines 0.7%
[l] Philippine Treasury Bill, 3/02/16 - 2/22/17		291,250,000	PHP	6,095,534
South Korea 1.9%
Korea Monetary Stabilization Bond,
[l] 4/19/16	.	252,000,000	KRW	202,890
senior note, 1.92%, 3/09/16		310,130,000	KRW	250,224
senior note, 1.57%, 7/09/16 - 1/09/17.		8,739,500,000	KRW	7,057,274
senior note, 1.56%, 8/09/16		8,107,200,000	KRW	6,543,539
senior note, 1.52%, 9/09/16		4,579,000,000	KRW	3,695,390
senior note, 1.53%, 10/08/16		445,200,000	KRW	359,331
				18,108,648
Total Foreign Government and Agency Securities (Cost $60,752,380)				57,190,728
Total Investments before Money Market Funds (Cost $850,124,626)				743,327,781

franklintempleton.com

Semiannual Report 13

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Shares	Value
Money Market Funds (Cost $139,582,499) 15.0%
United States 15.0%
[k,n] Institutional Fiduciary Trust Money Market Portfolio	139,582,499	139,582,499
Total Investments (Cost $989,707,125) 94.6%		882,910,280
Other Assets, less Liabilities 5.4%		50,208,652
Net Assets 100.0%		$933,118,932

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aPrincipal amount is stated in 1,000 Brazilian Real Peso Units.
bRedemption price at maturity is adjusted for inflation. See Note 1(e).
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At February 29, 2016, the aggregate value of these securities was $31,101,790, representing 3.33% of net assets.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At
February 29, 2016, the aggregate value of these securities was $73,215,334, representing 7.85%of net assets.
ePrincipal amount is stated in 100 Mexican Peso units.
fPrincipal amount of security is adjusted for inflation. See Note 1(e).
gPrincipal amount is stated in 100 Unidad de Inversion Units.
hThe coupon rate shown represents the rate at period end.
iA supranational organization is an entity formed by two or more central governments through international treaties.
jThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.
kNon-income producing.
lThe security is traded on a discount basis with no stated coupon rate.
mPrincipal amount is stated in 10 Mexican Peso Units.
nSee Note 3(c) regarding investments in affiliated management investment companies.

14 Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

At February 29, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Chilean Peso	DBAB	Buy	1,587,099,000	2,212,293	3/02/16	$64,657	$—
Chilean Peso	DBAB	Sell	1,587,099,000	2,279,987	3/02/16	3,037	—
Chilean Peso	BZWS	Buy	726,200,000	1,015,877	3/03/16	25,859	—
Chilean Peso	BZWS	Sell	726,200,000	1,047,908	3/03/16	6,171	—
Chilean Peso	CITI	Buy	515,662,000	720,047	3/03/16	19,672	—
Chilean Peso	CITI	Sell	515,662,000	742,761	3/03/16	3,042	—
Japanese Yen	JPHQ	Sell	416,700,000	3,516,530	3/03/16	—	(179,183)
Japanese Yen	HSBK	Sell	196,900,000	1,656,362	3/04/16	—	(90,011)
Chilean Peso	MSCO	Buy	1,390,880,000	1,957,277	3/07/16	37,069	—
Euro	BZWS	Sell	1,348,368	1,502,136	3/09/16	34,552	—
Euro	HSBK	Buy	1,285,000	1,487,516	3/09/16	—	(88,902)
Euro	HSBK	Sell	1,285,000	1,428,792	3/09/16	30,178	—
Japanese Yen	BZWS	Sell	192,016,500	1,609,985	3/09/16	—	(93,395)
Euro	CITI	Sell	4,817,000	5,285,694	3/10/16	42,629	—
Euro	MSCO	Sell	3,640,000	3,989,986	3/10/16	28,027	—
Chilean Peso	DBAB	Buy	1,571,026,500	2,212,402	3/11/16	39,261	—
Chilean Peso	JPHQ	Buy	510,998,000	712,540	3/11/16	19,844	—
Mexican Peso.	HSBK	Buy	82,460,700	5,184,251	3/11/16	—	(639,892)
Chilean Peso	DBAB	Buy	1,612,838,000	2,249,174	3/14/16	61,653	—
Chilean Peso	MSCO	Buy	2,940,368,000	4,115,972	3/14/16	96,902	—
South Korean Won	CITI	Sell	5,158,000,000	4,305,689	3/14/16	146,287	—
Chilean Peso	CITI	Buy	2,019,520,000	2,818,984	3/16/16	73,890	—
Chilean Peso	DBAB	Buy	1,026,660,000	1,428,158	3/16/16	42,487	—
Chilean Peso	JPHQ	Buy	1,128,000,000	1,569,719	3/16/16	46,092	—
Euro	JPHQ	Buy	296,000	340,983	3/16/16	—	(18,740)
Euro	JPHQ	Sell	296,000	316,972	3/16/16	—	(5,272)
South Korean Won	CITI	Sell	3,870,000,000	3,229,845	3/16/16	109,275	—
South Korean Won	HSBK	Sell	9,640,000,000	7,960,436	3/16/16	187,233	—
Chilean Peso	DBAB	Buy	567,590,000	798,186	3/18/16	14,683	—
Euro	BZWS	Sell	370,478	421,011	3/21/16	17,621	—
Japanese Yen	CITI	Sell	220,552,000	1,833,716	3/22/16	—	(123,762)
Japanese Yen	MSCO	Sell	311,200,000	2,586,995	3/22/16	—	(175,016)
South Korean Won	DBAB	Sell	5,874,000,000	4,753,698	3/23/16	18,221	—
Chilean Peso	BZWS	Buy	1,898,900,000	2,731,444	3/24/16	—	(13,741)
Euro	BZWS	Sell	899,632	1,005,690	3/24/16	26,043	—
South Korean Won	HSBK	Sell	10,258,000,000	8,338,590	3/25/16	69,344	—
Japanese Yen	BZWS	Sell	125,158,380	1,056,581	3/28/16	—	(54,495)
South Korean Won	HSBK	Sell	10,307,000,000	8,338,794	3/28/16	30,811	—
Euro	BOFA	Sell	12,478,100	13,781,075	3/29/16	190,971	—
Indonesian Rupiah	JPHQ	Buy	10,794,000,000	760,945	3/29/16	42,200	—
Indonesian Rupiah	JPHQ	Sell	10,794,000,000	769,379	3/29/16	—	(33,766)
Euro	BOFA	Sell	3,504,500	3,885,667	3/30/16	68,735	—
Japanese Yen	JPHQ	Sell	130,931,000	1,096,368	3/31/16	—	(66,070)
Chilean Peso	BZWS	Buy	726,200,000	1,044,892	4/04/16	—	(6,734)
Australian Dollar	GSCO	Sell	26,618,090	18,470,000	4/06/16	—	(492,114)
Chilean Peso	DBAB	Buy	2,719,981,000	3,752,630	4/07/16	134,677	—
Japanese Yen	JPHQ	Sell	278,975,000	2,329,023	4/07/16	—	(148,207)
Euro	CITI	Sell	1,575,600	1,748,573	4/08/16	32,045	—
Malaysian Ringgit	HSBK	Buy	1,130,000	302,204	4/11/16	—	(33,804)
Malaysian Ringgit	HSBK	Sell	1,130,000	263,097	4/11/16	—	(5,303)
Euro	JPHQ	Sell	838,000	954,239	4/13/16	41,149	—

franklintempleton.com

Semiannual Report 15

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	SCNY	Sell	3,955,000	4,244,605		4/13/16	$—	$(64,787)
Japanese Yen	CITI	Sell	146,000,000	1,222,125		4/13/16	—	(74,508)
Mexican Peso.	CITI	Buy	21,365,740	1,378,773		4/13/16	—	(204,602)
Euro	JPHQ	Sell	3,144,000	3,359,741		4/14/16	—	(66,082)
Chilean Peso	DBAB	Buy	567,590,000	768,707		4/15/16	41,856	—
Euro	BZWS	Sell	2,535,000	2,893,069		4/15/16	130,753	—
Euro	HSBK	Buy	4,695,000	5,439,627		4/18/16	—	(323,164)
Euro	HSBK	Sell	4,695,000	5,002,523		4/18/16	—	(113,940)
South Korean Won	HSBK	Sell	16,567,000,000	13,673,587		4/18/16	326,495	—
Chilean Peso	DBAB	Buy	1,013,970,000	1,373,199		4/21/16	74,003	—
Chilean Peso	MSCO	Buy	1,625,385,000	2,220,987		4/21/16	98,865	—
Chilean Peso	DBAB	Buy	1,968,980,000	2,670,890		4/22/16	139,095	—
Chilean Peso	MSCO	Buy	521,800,000	708,679		4/22/16	35,997	—
South Korean Won	HSBK	Sell	13,696,000,000	11,090,231		4/25/16	57,955	—
South Korean Won	HSBK	Sell	3,816,000,000	3,085,219		4/26/16	11,463	—
Chilean Peso	JPHQ	Buy	298,440,000	412,164		4/27/16	13,545	—
Chilean Peso	DBAB	Buy	1,143,490,000	1,576,858		4/28/16	54,117	—
Indian Rupee	DBAB	Buy	68,380,000	997,297		4/28/16	—	(5,560)
Indian Rupee	HSBK	Buy	869,744,000	11,712,683	EUR	4/28/16	—	(153,731)
Euro	BZWS	Sell	4,026,945	4,401,310		4/29/16	11,433	—
Euro	SCNY	Buy	6,683,000	7,373,554		4/29/16	—	(88,243)
Euro	SCNY	Sell	6,683,000	7,359,988		4/29/16	74,676	—
South Korean Won	HSBK	Sell	4,601,000,000	3,713,958		5/02/16	8,398	—
Chilean Peso	DBAB	Buy	1,123,610,000	1,563,827		5/04/16	37,690	—
Chilean Peso	MSCO	Buy	1,390,880,000	1,945,640		5/05/16	36,591	—
Euro	BZWS	Sell	4,107,651	4,619,351		5/05/16	140,554	—
Euro	BZWS	Sell	783,291	854,433		5/06/16	338	—
Chilean Peso	DBAB	Buy	584,343,000	811,081		5/09/16	21,309	—
Chilean Peso	MSCO	Buy	2,946,442,000	4,099,112		5/12/16	96,567	—
Euro	BZWS	Sell	4,891,000	5,273,916		5/12/16	—	(60,317)
Euro	GSCO	Sell	560,000	602,252		5/12/16	—	(8,496)
Japanese Yen	GSCO	Sell	203,561,000	1,658,933		5/12/16	—	(150,336)
Japanese Yen	SCNY	Sell	152,158,000	1,239,006		5/12/16	—	(113,388)
South Korean Won	CITI	Sell	5,173,000,000	4,306,007		5/12/16	140,691	—
Chilean Peso	DBAB	Buy	1,571,026,500	2,183,285		5/16/16	52,769	—
Euro	GSCO	Sell	1,688,000	1,826,298		5/16/16	—	(14,932)
Japanese Yen	SCNY	Sell	103,657,300	848,037		5/16/16	—	(73,393)
South Korean Won	CITI	Sell	4,268,000,000	3,534,491		5/16/16	98,189	—
Chilean Peso	MSCO	Buy	1,625,385,000	2,277,087		5/17/16	36,062	—
South Korean Won	HSBK	Sell	13,274,000,000	10,939,166		5/17/16	252,082	—
Australian Dollar	JPHQ	Sell	15,958,000	11,298,264		5/18/16	—	(48,981)
Chilean Peso	BZWS	Buy	379,831,000	535,577		5/18/16	4,912	—
Chilean Peso	DBAB	Buy	1,653,630,000	2,310,927		5/18/16	42,140	—
Indonesian Rupiah	JPHQ	Buy	6,781,000,000	600,993	AUD	5/18/16	71,650	—
Japanese Yen	BOFA	Sell	705,633,500	5,765,027		5/18/16	—	(507,879)
Japanese Yen	CITI	Sell	705,604,100	5,967,558		5/18/16	—	(305,086)
South Korean Won	HSBK	Sell	7,321,000,000	6,016,354		5/18/16	122,244	—
Euro	UBSW	Sell	9,844,000	10,539,282		5/19/16	—	(199,437)
Indonesian Rupiah	JPHQ	Buy	27,704,000,000	2,468,502	AUD	5/19/16	282,962	—
Japanese Yen	BOFA	Sell	704,526,000	5,923,672		5/19/16	—	(339,583)
Japanese Yen	BZWS	Sell	706,440,000	5,938,467		5/19/16	—	(341,804)
Japanese Yen	CITI	Sell	733,240,000	5,982,214		5/19/16	—	(536,309)

16 Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	HSBK	Sell	707,007,200	5,972,101		5/19/16	$—	$(313,212)
South Korean Won	CITI	Sell	16,347,000,000	13,290,384		5/19/16	129,767	—
Euro	JPHQ	Sell	5,056,324	5,803,219		5/20/16	287,134	—
Japanese Yen	JPHQ	Sell	532,106,000	4,480,270		5/20/16	—	(250,314)
Indian Rupee	JPHQ	Buy	412,387,000	5,293,243	EUR	5/23/16	182,819	—
South Korean Won	DBAB	Sell	5,870,000,000	4,750,921		5/23/16	25,529	—
Chilean Peso	JPHQ	Buy	662,940,000	945,571		5/24/16	—	(2,896)
South Korean Won	HSBK	Sell	10,303,000,000	8,339,168		5/24/16	45,363	—
Japanese Yen	HSBK	Sell	154,574,000	1,264,761		5/25/16	—	(109,663)
Chilean Peso	DBAB	Buy	1,507,780,000	2,159,617		5/26/16	—	(16,120)
Euro	BZWS	Sell	1,464,790	1,706,151		5/26/16	107,834	—
Japanese Yen	BZWS	Sell	860,890,000	7,311,168		5/26/16	—	(343,835)
Japanese Yen	SCNY	Sell	696,345,000	5,874,346		5/26/16	—	(317,528)
Malaysian Ringgit	HSBK	Buy	50,063,035	10,581,914	EUR	5/27/16	325,606	—
Chilean Peso	DBAB	Buy	2,270,639,000	3,218,664		5/31/16	7,479	—
Indian Rupee	DBAB	Buy	1,151,765,600	14,942,470	EUR	5/31/16	311,544	—
Malaysian Ringgit	JPHQ	Buy	118,779,709	25,776,847	EUR	5/31/16	32,876	—
Mexican Peso.	JPHQ	Buy	39,025,000	2,475,028		5/31/16	—	(338,610)
South Korean Won	HSBK	Sell	3,230,000,000	2,609,137		5/31/16	9,359	—
Chilean Peso	CITI	Buy	515,662,000	736,082		6/02/16	—	(3,585)
Chilean Peso	DBAB	Buy	1,587,099,000	2,260,020		6/02/16	—	(5,551)
South Korean Won	HSBK	Sell	9,198,000,000	7,427,428		6/02/16	24,233	—
Chilean Peso	DBAB	Buy	2,311,201,000	3,306,439		6/03/16	—	(23,746)
Euro	HSBK	Sell	6,579,510	7,458,796		6/06/16	276,569	—
Japanese Yen	CITI	Sell	153,700,000	1,247,608		6/08/16	—	(119,769)
Euro	HSBK	Sell	3,548,865	3,857,616		6/09/16	—	(16,787)
Euro	SCNY	Sell	1,325,806	1,441,409		6/09/16	—	(6,013)
Japanese Yen	HSBK	Sell	230,100,000	1,874,313		6/09/16	—	(172,833)
Japanese Yen	BZWS	Sell	474,230,000	3,819,015		6/10/16	—	(400,269)
Japanese Yen	CITI	Sell	496,800,000	4,004,030		6/10/16	—	(416,062)
Japanese Yen	HSBK	Sell	505,050,000	4,074,134		6/10/16	—	(419,359)
Euro	DBAB	Buy	3,495,500	4,047,020		6/13/16	—	(230,295)
Euro	DBAB	Sell	3,495,500	3,960,052		6/13/16	143,327	—
Japanese Yen	DBAB	Sell	167,200,000	1,357,738		6/13/16	—	(130,043)
Japanese Yen	JPHQ	Sell	467,930,000	3,796,084		6/13/16	—	(367,655)
Australian Dollar	CITI	Sell	8,460,000	6,054,484		6/14/16	45,852	—
Australian Dollar	JPHQ	Sell	12,551,000	9,081,339		6/14/16	167,115	—
Euro	DBAB	Buy	3,756,000	4,348,809		6/15/16	—	(247,332)
Euro	DBAB	Sell	3,756,000	4,280,112		6/15/16	178,635	—
Japanese Yen	CITI	Sell	230,997,000	1,883,368		6/16/16	—	(172,342)
Japanese Yen	HSBK	Sell	187,120,000	1,560,634		6/16/16	—	(104,602)
Japanese Yen	JPHQ	Sell	197,300,000	1,607,889		6/16/16	—	(147,942)
Australian Dollar	CITI	Sell	1,690,900	1,213,982		6/17/16	13,186	—
Japanese Yen	DBAB	Sell	186,830,000	1,544,471		6/17/16	—	(118,252)
Australian Dollar	CITI	Sell	3,408,700	2,593,203		6/20/16	172,807	—
Australian Dollar	JPHQ	Sell	8,540,000	6,479,554		6/20/16	415,607	—
Japanese Yen	CITI	Sell	207,460,000	1,712,154		6/20/16	—	(134,393)
Japanese Yen	DBAB	Sell	187,160,000	1,531,588		6/22/16	—	(134,410)
Indonesian Rupiah	JPHQ	Buy	77,590,000,000	7,053,636	AUD	6/23/16	652,469	—
Indonesian Rupiah	JPHQ	Buy	33,980,000,000	3,095,563	AUD	6/24/16	280,657	—
Malaysian Ringgit	HSBK	Buy	12,077,292	3,152,681		6/24/16	—	(291,766)
Malaysian Ringgit	HSBK	Sell	12,077,292	2,794,376		6/24/16	—	(66,540)

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Semiannual Report 17

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Malaysian Ringgit	HSBK	Buy	4,516,266	1,168,685		6/30/16	$—	$(99,116)
Malaysian Ringgit	HSBK	Sell	4,516,266	1,044,465		6/30/16	—	(25,104)
Malaysian Ringgit	JPHQ	Buy	3,602,500	939,374		7/05/16	—	(86,383)
Malaysian Ringgit	JPHQ	Sell	3,602,500	831,218		7/05/16	—	(21,773)
Euro	BZWS	Sell	1,676,000	1,836,896		7/06/16	5,269	—
Japanese Yen	JPHQ	Sell	278,975,000	2,334,499		7/07/16	—	(150,299)
Malaysian Ringgit	DBAB	Buy	6,824,400	1,762,500		7/08/16	—	(146,833)
Malaysian Ringgit	DBAB	Sell	6,824,400	1,569,910		7/08/16	—	(45,757)
Euro	JPHQ	Sell	838,000	956,326		7/13/16	40,267	—
Euro	CITI	Sell	1,349,575	1,467,946		7/15/16	—	(7,452)
Japanese Yen	BZWS	Sell	237,550,000	2,021,014		7/15/16	—	(95,505)
Japanese Yen	JPHQ	Sell	154,420,000	1,312,604		7/15/16	—	(63,245)
Euro	MSCO	Sell	1,228,000	1,355,712		7/18/16	13,069	—
Euro	BZWS	Sell	11,924,000	13,061,550		7/19/16	23,858	—
Japanese Yen	HSBK	Sell	372,780,000	3,174,081		7/19/16	—	(147,848)
Japanese Yen	SCNY	Sell	219,020,000	1,879,306		7/19/16	—	(72,432)
Malaysian Ringgit	DBAB	Buy	9,759,000	2,252,770	EUR	7/20/16	—	(153,971)
Euro	BZWS	Sell	1,052,000	1,153,429		7/21/16	3,085	—
Euro	MSCO	Sell	905,000	989,301		7/22/16	—	(339)
Malaysian Ringgit	DBAB	Buy	11,019,000	2,266,445	EUR	7/22/16	128,832	—
Euro	DBAB	Buy	701,000	812,502		7/25/16	—	(45,854)
Euro	DBAB	Sell	701,000	773,021		7/25/16	6,372	—
Euro	JPHQ	Sell	11,085,000	12,068,683		7/25/16	—	(54,427)
Japanese Yen	CITI	Sell	178,564,000	1,451,763		7/25/16	—	(139,850)
Japanese Yen	JPHQ	Sell	275,000,000	2,235,409		7/25/16	—	(215,778)
Malaysian Ringgit	DBAB	Buy	14,167,000	3,280,537	EUR	7/27/16	—	(236,612)
Malaysian Ringgit	JPHQ	Buy	6,651,000	1,698,851		7/27/16	—	(125,454)
Malaysian Ringgit	JPHQ	Sell	6,651,000	1,532,135		7/27/16	—	(41,261)
Euro	CITI	Sell	960,795	1,060,943		7/28/16	10,050	—
Euro	GSCO	Sell	6,683,000	7,368,809		7/28/16	59,108	—
Euro	JPHQ	Sell	6,683,000	7,453,483		7/29/16	143,503	—
Japanese Yen	DBAB	Sell	631,276,974	5,355,523		7/29/16	—	(272,220)
Malaysian Ringgit	JPHQ	Buy	56,765,000	14,414,677		7/29/16	—	(987,137)
Malaysian Ringgit	JPHQ	Buy	14,167,000	3,220,651	EUR	7/29/16	—	(171,655)
Malaysian Ringgit	JPHQ	Sell	56,765,000	13,074,974		7/29/16	—	(352,566)
Euro	HSBK	Sell	6,684,000	7,378,468		8/05/16	65,436	—
Euro	JPHQ	Sell	893,000	985,894		8/05/16	8,854	—
Malaysian Ringgit	HSBK	Buy	170,000	42,405		8/08/16	—	(2,208)
Malaysian Ringgit	HSBK	Sell	170,000	39,189		8/08/16	—	(1,008)
Euro	CITI	Sell	851,902	935,687		8/10/16	3,434	—
Japanese Yen	CITI	Sell	613,483,000	4,966,147		8/10/16	—	(505,637)
South Korean Won	HSBK	Buy	6,054,254,000	5,152,776		8/10/16	—	(283,044)
South Korean Won	HSBK	Sell	6,054,254,000	5,051,948		8/10/16	182,215	—
Euro	DBAB	Buy	1,775,000	2,058,334		8/11/16	—	(115,843)
Euro	DBAB	Sell	1,775,000	1,959,502		8/11/16	17,011	—
Euro	JPHQ	Sell	2,248,000	2,473,924		8/11/16	13,800	—
South Korean Won	HSBK	Buy	8,324,000,000	877,059,889	JPY	8/12/16	—	(1,128,042)
Euro	JPHQ	Sell	12,428,000	14,050,662		8/16/16	447,339	—
Japanese Yen	JPHQ	Sell	100,450,000	895,105		8/16/16	—	(1,049)
Japanese Yen	DBAB	Sell	687,444,000	5,583,891		8/18/16	—	(549,563)
South Korean Won	JPHQ	Buy	980,000,000	831,319		8/18/16	—	(43,116)
South Korean Won	JPHQ	Sell	980,000,000	820,908		8/18/16	32,705	—

18 Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	HSBK	Sell	1,286,140,000	10,437,754		8/22/16	$—	$(1,039,202)
Japanese Yen	JPHQ	Sell	926,943,000	7,521,660		8/22/16	—	(749,978)
Mexican Peso.	HSBK	Buy	21,920,000	1,294,361		8/22/16	—	(102,901)
Japanese Yen	BZWS	Sell	307,053,000	2,504,919		8/24/16	—	(235,312)
Japanese Yen	DBAB	Sell	303,441,000	2,702,057		8/24/16	—	(5,940)
Euro	SCNY	Sell	8,685,912	10,117,871		8/26/16	606,889	—
Japanese Yen	JPHQ	Sell	800,079,000	6,791,208		8/26/16	—	(349,513)
Euro	JPHQ	Sell	3,821,732	4,395,756		8/29/16	210,489	—
Japanese Yen	DBAB	Sell	509,728,000	4,285,229		8/29/16	—	(264,707)
Japanese Yen	JPHQ	Sell	450,908,000	3,789,191		8/29/16	—	(235,706)
Malaysian Ringgit	DBAB	Buy	71,195,440	15,177,675	EUR	8/30/16	196,416	—
Euro	BZWS	Sell	4,618,433	5,114,961		8/31/16	56,784	—
Japanese Yen	BZWS	Sell	726,500,000	6,481,399		8/31/16	—	(4,085)
Japanese Yen	JPHQ	Sell	304,127,000	2,544,964		8/31/16	—	(169,986)
Japanese Yen	HSBK	Sell	980,688,000	8,709,485		9/01/16	—	(45,544)
Australian Dollar	CITI	Sell	8,404,000	6,054,073		9/14/16	107,517	—
Japanese Yen	BZWS	Sell	132,990,000	1,101,002		9/20/16	—	(87,296)
Japanese Yen	JPHQ	Sell	278,975,000	2,341,455		10/07/16	—	(153,206)
Japanese Yen	HSBK	Sell	555,000,000	4,670,341		10/11/16	—	(293,517)
Euro	JPHQ	Sell	846,000	967,925		10/13/16	39,702	—
Japanese Yen	BZWS	Sell	281,000,000	2,365,220		10/13/16	—	(148,244)
Japanese Yen	DBAB	Sell	277,200,000	2,333,923		10/13/16	—	(145,551)
Euro	BZWS	Sell	1,760,000	2,025,408		10/17/16	94,029	—
Malaysian Ringgit	DBAB	Buy	142,760,000	29,481,249	EUR	10/17/16	1,289,225	—
Mexican Peso.	DBAB	Buy	67,596,340	3,979,767		10/21/16	—	(324,548)
Japanese Yen	BZWS	Sell	146,100,000	1,230,238		10/24/16	—	(77,247)
Mexican Peso.	CITI	Buy	21,771,590	1,277,526		10/24/16	—	(100,548)
Mexican Peso.	DBAB	Buy	62,150,960	3,641,523		10/24/16	—	(281,627)
Euro	BZWS	Sell	2,780,907	3,095,914		10/27/16	42,937	—
Euro	BZWS	Sell	16,250,000	18,107,212		11/04/16	261,400	—
Japanese Yen	CITI	Sell	104,080,747	864,745		11/09/16	—	(67,387)
Euro	JPHQ	Sell	517,652	559,434		11/14/16	—	(9,292)
Japanese Yen	CITI	Sell	335,732,000	2,758,912		11/14/16	—	(248,548)
Japanese Yen	HSBK	Sell	286,780,000	2,354,806		11/14/16	—	(214,147)
Japanese Yen	JPHQ	Sell	102,242,000	838,867		11/14/16	—	(77,008)
Japanese Yen	CITI	Sell	152,157,000	1,254,127		11/16/16	—	(109,009)
Japanese Yen	MSCO	Sell	245,000,000	2,018,371		11/16/16	—	(176,522)
Japanese Yen	DBAB	Sell	592,373,000	4,878,027		11/18/16	—	(429,382)
Japanese Yen	CITI	Sell	823,639,000	6,756,955		11/21/16	—	(623,521)
Mexican Peso.	CITI	Buy	245,000,000	14,422,794		11/25/16	—	(1,214,426)
Euro	GSCO	Sell	454,000	486,756		12/02/16	—	(12,427)
Australian Dollar	JPHQ	Sell	8,507,000	6,054,253		12/12/16	54,828	—
Australian Dollar	JPHQ	Sell	4,228,000	3,026,741		12/14/16	45,213	—
Japanese Yen	GSCO	Sell	69,178,000	590,478		1/10/17	—	(31,032)
Japanese Yen	JPHQ	Sell	278,975,000	2,372,418		1/10/17	—	(133,953)
Euro	BZWS	Sell	1,509,000	1,661,152		1/11/17	—	(1,040)
Japanese Yen	CITI	Sell	94,950,000	815,399		1/17/17	—	(37,967)
Euro	JPHQ	Sell	2,459,575	2,714,461		1/23/17	3,715	—
Japanese Yen	DBAB	Sell	95,240,000	825,125		1/23/17	—	(31,119)
Euro	BZWS	Sell	4,351,556	4,770,328		1/27/17	—	(26,478)
Euro	GSCO	Sell	1,800,000	1,975,302		1/27/17	—	(8,874)
Japanese Yen	JPHQ	Sell	95,800,000	817,832		1/27/17	—	(43,628)

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Semiannual Report 19

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	HSBK	Sell	817,266,455	6,979,218	1/31/17	$—	$(371,421)
Euro	BZWS	Sell	4,094,000	4,639,014	2/08/17	123,653	—
Euro	CITI	Sell	8,393,000	9,514,431	2/09/17	257,192	—
Japanese Yen	CITI	Sell	152,232,000	1,320,312	2/09/17	—	(49,540)
Euro	HSBK	Sell	7,662,000	8,621,589	2/10/17	170,238	—
Euro	BZWS	Sell	23,553,000	26,989,383	2/13/17	1,006,372	—
Euro	GSCO	Sell	1,183,000	1,346,964	2/13/17	41,911	—
Euro	GSCO	Sell	6,210,000	7,081,698	2/16/17	230,065	—
Euro	SCNY	Sell	6,873,000	7,831,302	2/16/17	248,167	—
Japanese Yen	GSCO	Sell	195,642,140	1,742,868	2/16/17	—	(18,260)
Euro	BZWS	Sell	1,403,000	1,576,060	2/22/17	27,676	—
Japanese Yen	HSBK	Sell	796,744,000	7,194,639	2/27/17	18,350	—
Mexican Peso.	CITI	Buy	62,000,000	3,291,919	2/27/17	22,843	—
Euro	BOFA	Sell	1,471,272	1,640,586	2/28/17	16,412	—
Mexican Peso.	MSCO	Buy	117,000,000	6,279,014	3/01/17	—	(24,843)
Total Forward Exchange Contracts						$14,531,715	$(26,647,552)
Net unrealized appreciation (depreciation)							$(12,115,837)

*In U.S. dollars unless otherwise indicated.
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

At February 29, 2016, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	$58,090,000	10/17/17	$—	$(271,030)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	35,260,000	1/22/25	—	(1,288,126)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	44,070,000	1/23/25	—	(1,815,768)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	26,010,000	1/27/25	—	(1,076,985)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	6,500,000	1/29/25	—	(248,592)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	5,500,000	1/30/25	—	(211,932)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	8,680,000	2/03/25	—	(240,619)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.978%	LCH	800,000	3/27/25	—	(38,123)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.985%	LCH	800,000	3/27/25	—	(38,655)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.449%	LCH	6,340,000	7/02/25	—	(536,442)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.310%	LCH	16,220,000	7/29/25	—	(1,149,154)

20 Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Interest Rate Swap Contracts (continued)

		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts (continued)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.752%	LCH	$23,960,000	7/29/45	$ —	$(3,768,273)
Net unrealized appreciation (depreciation)					$(10,683,699)

See Abbreviations on page 33.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 21

TEMPLETON GLOBAL INCOME FUND

Financial Statements

Statement of Assets and Liabilities
February 29, 2016 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$850,124,626
Cost - Non-controlled affiliates (Note 3c)	139,582,499
Total cost of investments	$989,707,125
Value - Unaffiliated issuers	$743,327,781
Value - Non-controlled affiliates (Note 3c)	139,582,499
Total value of investments	882,910,280
Foreign currency, at value (cost $3,086,683)	3,085,726
Receivables:
Investment securities sold	18,703,485
Interest	10,911,206
Due from brokers	33,116,055
Unrealized appreciation on OTC forward exchange contracts	14,531,715
Total assets	963,258,467
Liabilities:
Payables:
Management fees	443,261
Variation margin	297,791
Funds advanced by custodian	1,757,165
Unrealized depreciation on OTC forward exchange contracts	26,647,552
Deferred tax.	598,606
Accrued expenses and other liabilities.	395,160
Total liabilities	30,139,535
Net assets, at value	$933,118,932
Net assets consist of:
Paid-in capital	$1,112,250,270
Distributions in excess of net investment income	(10,509,181)
Net unrealized appreciation (depreciation)	(130,302,110)
Accumulated net realized gain (loss)	(38,320,047)
Net assets, at value	$933,118,932
Shares outstanding.	134,144,158
Net asset value per share	$6.96

22 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INCOME FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended February 29, 2016 (unaudited)

Investment income:
Interest	$19,456,248
Inflation principal adjustments	4,394,217
Total investment income	23,850,465
Expenses:
Management fees (Note 3a)	3,078,934
Transfer agent fee	92,149
Custodian fees (Note 4)	221,316
Reports to shareholders	46,904
Registration and filing fees	63,772
Professional fees	38,228
Trustees’ fees and expenses	44,146
Other	35,517
Total expenses	3,620,966
Expense reductions (Note 4)	(1,948)
Expenses waived/paid by affiliates (Note 3c)	(109,254)
Net expenses	3,509,764
Net investment income.	20,340,701
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(41,615,388)
Foreign currency transactions	1,698,578
Swap contracts.	(1,745,420)
Net realized gain (loss)	(41,662,230)
Net change in unrealized appreciation (depreciation) on:
Investments	6,776,483
Translation of other assets and liabilities
denominated in foreign currencies.	(7,666,453)
Value recovery instruments	(878,377)
Swap contracts.	(13,135,455)
Change in deferred taxes on unrealized appreciation	(128,723)
Net change in unrealized appreciation (depreciation)	(15,032,525)
Net realized and unrealized gain (loss)	(56,694,755)
Net increase (decrease) in net assets resulting from operations	$(36,354,054)

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 23

TEMPLETON GLOBAL INCOME FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2016	Year Ended
	(unaudited)	August 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$20,340,701	$44,843,491
Net realized gain (loss)	(41,662,230)	35,123,071
Net change in unrealized appreciation (depreciation)	(15,032,525)	(174,293,371)
Net increase (decrease) in net assets resulting from operations	(36,354,054)	(94,326,809)
Distributions to shareholders from:
Net investment income and net foreign currency gains	(20,121,624)	(85,047,396)
Net realized gains	—	(348,775)
Total distributions to shareholders	(20,121,624)	(85,396,171)
Net increase (decrease) in net assets	(56,475,678)	(179,722,980)
Net assets:
Beginning of period	989,594,610	1,169,317,590
End of period	$933,118,932	$989,594,610
Distributions in excess of net investment income included in net assets:
End of period	$(10,509,181)	$(10,728,258)

24 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INCOME FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Global Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

b. Foreign Currency Translation (continued)

expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments, for which payments may be made based on established benchmarks for an underlying variable. The security has a notional amount, which is used to calculate amounts of payments allocated to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations.

See Note 9 regarding other derivative information.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statement of Operations.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

g. Guarantees and Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 29, 2016, there were an unlimited number of shares authorized (without par value). During the periods ended February 29, 2016 and August 31, 2015 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 11,210,400 shares. During the periods ended February 29, 2016 and August 31, 2015, there were no shares repurchased.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1 billion
0.580%	Over $1 billion, up to and including $5 billion
0.560%	Over $5 billion, up to and including $10 billion
0.540%	Over $10 billion, up to and including $15 billion
0.520%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

For the period ended February 29, 2016, the annualized effective management fee rate was 0.639% of the Fund’s average daily net assets.

b. Administrative Fees
Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not additional expense of the Fund.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

c. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees.

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	102,398,725	216,052,658	(178,868,884)	139,582,499	$139,582,499	$-	$-	0.71%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 29, 2016, the custodian fees were reduced as noted in the the Statement of Operations.

5. Income Taxes

At February 29, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$997,220,735

Unrealized appreciation	$6,409,043
Unrealized depreciation	(120,719,498)
Net unrealized appreciation (depreciation)	$(114,310,455)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and inflation related adjustments on foreign securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 29, 2016, aggregated $216,440,096 and $231,245,955, respectively.

7. Credit Risk

At February 29, 2016, the Fund had 25.37% of its portfolio invested in high yield securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At February 29, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location		Fair Value	Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$	—[a]	Variation margin	$10,683,699	[a]
Foreign exchange	Unrealized appreciation on		14,531,715	Unrealized depreciation on	26,647,552
contracts	OTC forward exchange contracts			OTC forward exchange contracts
Value recovery instruments	Investments in securities, at value		3,527,453	Investments in securities, at value	—
Totals			$18,059,168		$37,331,251

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swaps contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended February 29, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contacts		Net Realized			Appreciation
Not Accounted for as	Statement of	Gain (Loss) for		Statement of	(Depreciation)
Hedging Instruments	Operations Locations	the Period		Operations Locations	for the Period

	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(1,745,420)		Swap contracts	$(13,135,455)
Foreign exchange contracts	Foreign currency transactions	3,881,785	[a]	Translation of other assets and	(7,974,336)[a]
				liabilities denominated in
				foreign currencies
Value recovery instruments	Value recovery instruments	—		Value recovery instruments	(878,377)
Totals		$2,136,365			$(21,988,168)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended February 29, 2016, the average month end fair value of derivatives represented 5.30% of average month end net assets. The average month end number of open derivative contracts for the year was 338.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At February 29, 2016, the Fund’s OTC derivative assets and liabilities are as follows:

Gross and Net Amounts of
Assets and Liabilities Presented
in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$14,531,715	$26,647,552

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At February 29, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received	than zero)
Counterparty
BOFA	$276,118	$(276,118)	$—	$—	$—
BZWS.	2,151,134	(1,989,797)	—	—	161,337
CITI	1,428,368	(1,428,368)	—	—	—
DBAB	3,146,025	(3,146,025)	—	—	—
GSCO	331,084	(331,084)	—	—	—
HSBK	2,213,572	(2,213,572)	—	—	—
JPHQ	3,576,533	(3,576,533)	—	—	—
MSCO	479,149	(376,720)	—	—	102,429
SCNY	929,732	(735,784)	—	—	193,948
UBSW	—	—	—	—	—
Total	$14,531,715	$(14,074,001)	$—	$—	$457,715

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Counterparty
BOFA	$847,462	$(276,118)	$—	$(571,344)	$—
BZWS	1,989,797	(1,989,797)	—	—	—
CITI	5,194,303	(1,428,368)	—	(3,765,935)	—
DBAB	3,960,836	(3,146,025)	—	(814,811)	—
GSCO	736,470	(331,084)	—	(405,386)	—
HSBK	6,696,612	(2,213,572)	—	(4,483,040)	—
JPHQ	5,910,131	(3,576,533)	—	(2,333,598)	—
MSCO	376,720	(376,720)	—	—	—
SCNY.	735,784	(735,784)	—	—	—
UBSW	199,437	—	—	(199,437)	—
Total	$26,647,552	$(14,074,001)	$—	$(12,573,551)	$—

[a]In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Other Derivative Information (continued)

See Abbreviations on page 33.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from The independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 29, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities[a]	$—	$686,137,053	$—	$686,137,053
Short Term Investments	139,582,499	57,190,728	—	196,773,227
Total Investments in Securities	$139,582,499	$743,327,781	$—	$882,910,280

Other Financial Instruments
Forward Exchange Contracts.	$—	$14,531,715	$—	$14,531,715

Liabilities:
Other Financial Instruments
Forward Exchange Contracts.	$—	$26,647,552	$—	$26,647,552
Swaps	—	10,683,699	—	10,683,699
Total Other Financial Instruments	$—	$37,331,251	$—	$37,331,251

[a]For detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	AUD	Australian Dollar	FRN	Floating Rate Note
BZWS	Barclays Bank PLC	BRL	Brazilian Real	GDP	Gross Domestic Product
CITI	Citibank, N.A.	EUR	Euro	VRI	Value Recovery Instruments
DBAB	Deutsche Bank AG	IDR	Indonesian Rupiah
GSCO	Goldman Sachs Group, Inc.	INR	Indian Rupee
HSBK	HSBC Bank PLC	JPY	Japanese Yen
JPHQ	JPMorgan Chase Bank, N.A.	KRW	South Korean Won
LCH	LCH Clearnet LLC	LKR	Sri Lankan Rupee
MSCO	Morgan Stanley and Co. Inc.	MXN	Mexican Peso
SCNY	Standard Chartered Bank	MYR	Malaysian Ringgit
UBSW	UBS AG	PEN	Peruvian Nuevo Sol
		PHP	Philippine Peso
		PLN	Polish Zloty
		SGD	Singapore Dollar

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TEMPLETON GLOBAL INCOME FUND

Annual Meeting of Shareholders, March 1, 2016 (unaudited)

The Annual Meeting of Shareholders of Templeton Global Income Fund (the “Fund”) was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on March 1, 2016. The purpose of the meeting was to elect four Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2016. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Frank J. Crothers, Larry D. Thompson, Rupert H. Johnson, Jr. and Gregory E. Johnson.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2016. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the Annual Meeting are as follows:

1. Election of four Trustees:
		% of	% of Shares		% of	% of Shares
		Outstanding	Present and		Outstanding	Present and
Term Expiring 2019	For	Shares	Voting	Withheld	Shares	Voting
Frank J. Crothers	113,135,585	84.34%	97.45%	2,961,004	2.21%	2.55%
Larry D. Thompson	113,156,217	84.35%	97.47%	2,940,372	2.19%	2.53%
Rupert H. Johnson, Jr.	112,814,610	84.10%	97.17%	3,281,979	2.45%	2.83%
Gregory E. Johnson	113,157,527	84.36%	97.47%	2,939,062	2.19%	2.53%

There were no broker non-votes received with respect to this item.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2016:

		% of	% of Shares
	Shares	Outstanding	Present and
	Voted	Shares	Voting
For	113,356,392	84.50%	99.22%
Against	890,550	0.66%	0.78%
Abstain	1,849,647	1.38%	N/A

* Harris J. Ashton, Ann Torre Bates, Edith E. Holiday, J. Michael Luttig, David W. Niemiec, Frank A. Olson, Constantine D. Tseretopoulos and
Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

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TEMPLETON GLOBAL INCOME FUND

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company LLC (the “Plan Administrator”) and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Global Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan’s Terms and Conditions located at the back of this report.

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Semiannual Report 35

TEMPLETON GLOBAL INCOME FUND

Transfer Agent

American Stock Transfer and Trust Company LLC
P.O. Box 922, Wall Street Station
New York, NY 10269-0560

(800) 416-5585
www.amstock.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going www.amstock.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book-entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol “GIM.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about distributions and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company LLC’s web site at www.amstock.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

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TEMPLETON GLOBAL INCOME FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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TEMPLETON GLOBAL INCOME FUND

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

1. American Stock Transfer and Trust Company LLC (“AST”), will act as Plan Administrator and will open an account for participating shareholders (“participant”) under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) in the same name as that in which the participant’s present shares are registered, and put the Plan into effect as of the first record date for a dividend or capital gains distribution after AST receives the authorization duly executed by such participant.

2. Whenever Templeton Global Income Fund (the “Fund”) declares a distribution from capital gains or an income dividend payable in either cash or shares of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically receive such Fund shares for participant accounts including aggregate fractions. The number of additional Fund shares to be credited to participant accounts shall be determined by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participants by the Fund’s net asset value per share of the Fund shares on the valuation date, provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for such distribution or dividend.

3. Whenever the Fund declares a distribution from capital gains or an income dividend payable only in cash, or if the Fund’s net asset value per share exceeds the market price per share on the valuation date, AST shall apply the amount of such dividend or distribution payable to participants to the purchase of Fund shares on the open market (less their pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by AST may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such purchases will be made promptly after the payable date for such dividend or distribution, and in no event later than five business days prior to the record date for the next dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of the Federal securities laws.

4. A participant has the option of submitting additional payments to AST, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments may be made electronically through AST at www.amstock.com or by check payable to “American Stock Transfer and Trust Company LLC” and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Global Income Fund. AST shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed below in paragraph 6. AST shall make such purchases promptly beginning on the dividend payment date, which is usually the last business day of each month, or, in the event that there is no dividend or distribution paid in a month, AST shall make such purchases on the last business day of that month, and in no event more than 30 days after receipt, except where necessary to comply with provisions of the Federal securities laws. Any voluntary payment received less than two business days before an investment date shall be invested during the following month unless there are more than 30 days until the next investment date, in which case such payment will be returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before such payment is to be invested. Such written notice shall be sent to AST by the participant, as discussed below in paragraph 14.

5. For all purposes of the Plan: (a) the market price of the Fund’s shares on a particular date shall be the last sale price on the New York Stock Exchange on that date if a business day and if not, on the preceding business day, or if there is no sale on such Exchange on such date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date, and (b) net asset value per share of the Fund’s shares on a particular date shall be as determined by or on behalf of the Fund.

6. Open market purchases provided for above may be made on any securities exchange where Fund shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within five business days prior to the record date for the next dividend or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes of purchases on the open market, AST may aggregate purchases with those of other participants, and the average price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.

7. AST will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in accordance with the proxies returned by participants to the Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.

8. AST will confirm to participants each acquisition made for an account as soon as practicable but not later than ten business days after the date thereof. AST will send to participants a detailed account statement showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record for the account. Although participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to participant accounts. In the event of termination of an account under the Plan, AST will adjust for any such undivided fractional interest in cash at the market price of the Fund’s shares on the date of termination.

9. Any share dividends or split shares distributed by the Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase of additional Fund shares for the participant accounts. The shares held for participants under the Plan will be added to underlying shares held by participants in calculating the number of rights to be issued.

10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued by the Fund or purchased on the open market. AST will deduct a $5.00 service charge from each voluntary cash payment. Participants will be charged a pro rata share of trading fees on all open market purchases.

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TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by notifying AST in writing. Such withdrawal or termination will be effective immediately if notice is received by AST not less than two days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective after the investment of any current dividend or distribution or voluntary cash payment. The Plan may be terminated by AST or the Fund upon 90 days’ notice in writing mailed to participants. Upon any withdrawal or termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of the shares at the time of withdrawal or termination) to be delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00 service charge and a $0.12 per share trading fee for this transaction from the proceeds. If a participant disposes of all shares registered in his name on the books of the Fund, AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.

12. These terms and conditions may be amended or supplemented by AST or the Fund at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority, only by mailing to participants appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by participants unless, prior to the effective date thereof, AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include an appointment by AST in its place and stead of a successor Plan Administrator under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions. Upon any such appointment of a Plan Administrator for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such successor Plan Administrator as provided in these terms and conditions.

13. AST shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but shall assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence, bad faith or willful misconduct or that of its employees.

14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or www.amstock.com or such other address as AST shall furnish to the participant, and shall have been deemed to be given or made when received by AST.

15. Any notice or other communication which by any provision of the Plan is required to be given by AST to the participant shall be in writing and shall be deemed to have been sufficiently given for all purposes by being deposited postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on AST’s records. The participant agrees to notify AST promptly of any change of address.

16. These terms and conditions shall be governed by and construed in accordance with the laws of the State of New York and the rules and regulations of the U.S. Securities and Exchange Commission, as they may be amended from time to time.

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Semiannual Report
Templeton Global Income Fund

Investment Manager
Franklin Advisers, Inc.

Transfer Agent
American Stock Transfer & Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Phone Number: (718) 921-8124
www.amstock.com

Fund Information
(800) DIAL BEN® / 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	TLGIM S 04/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants

Members of the Audit Committee are:  Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services,  ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although  analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision.  Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors.  The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10 or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund.  The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By /s/LAURA F. FERGERSON___

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON____

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 26, 2016

By /s/MARK H. OTANI____

      Mark H. Otani

      Chief Financial Officer and Chief Accounting Officer

Date  April 26, 2016